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Deloitte Touche Tohmatsu                                           Exhibit 10.20
Av. Presidente Wilson 231-22(degree)
20030-021 - Rio de Janeiro - RJ                                       Deloitte
Brasil                                                                Touche
                                                                      Tohmatsu
Telefone: (21) 524-1281
Fac-simile: (21) 220-3876
www.deloitte.com.br

Consent of Independent Public Accountants

As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 19, 2001, relating to the financial statements of Nova Era Silicon S.A. for the year ended December 31, 2000 which is included in such Annual Report.

/s/ DELOITTE TOUCHE TOHMATSU

Deloitte Touche Tohmatsu
Independent Auditors

Belo Horizonte, Brazil, March 6, 2002